                                                                    EXHIBIT 32.A


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2003, of El Paso CGP Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald
L. Kuehn, Jr., Chairman of the Board and Chief Executive Officer, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Ronald L. Kuehn, Jr.
                                           -------------------------------------
                                           Ronald L. Kuehn, Jr.
                                           Chairman of the Board and
                                           Chief Executive Officer
                                           (Principal Executive Officer)

                                           August 14, 2003



A signed original of this written statement required by Section 906 has been provided to El Paso CGP Company and will be retained by El Paso CGP Company and furnished to the Securities and Exchange Commission or its staff upon request.